UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 31, 2006


                                 TECHLABS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        FLORIDA                 000-26233                 65-0843965
    ---------------            ------------         ----------------------
    State or other             (Commission              (IRS Employer
    jurisdiction of            File Number)         Identification Number)
    incorporation)


               8905 KINGSTON PIKE, SUITE 313, KNOXVILLE, TN 37923
               --------------------------------------------------
                   (Address of executive offices and Zip Code)


       Registrant's telephone number, including area code: (215) 243-8044


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On May 31, 2006, the Registrant issued a press release announcing that it has entered in a joint venture agreement with the controlling shareholder of Venezuelan-based Corporacion SportAlum C.A. for the import into the United States of aluminum extrusions in a variety of custom shapes. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as Exhibit 99.1.

On June 6, 2006, the Registrant issued a press release announcing that as a result of its two-year effort to research and develop business opportunities in the Caribbean basin and South America, it is now in a position to move forward with two new potential ventures. The Registrant announced that it entered into contract negotiations for an approximate 26,000 square-foot property located on Margarita Island, a Caribbean island of Venezuela, which will serve as its first micro-resort property. The Registrant further announced that it entered into an initial stage of negotiations to acquire Venezuelan-based Corporacion SportAlum C.A. (SportAlum), and will shortly commence a full due-diligence effort with respect to structuring a purchase transaction with SportAlum's principals. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits

          99.1 Press Release issued May 31, 2006 regarding joint venture with the controlling shareholder of Venezuelan-based Corporacion SportAlum C.A.

          99.2 Press Release issued June 6, 2006 regarding two new potential ventures as part of its efforts to develop business opportunities in the Caribbean basin and South America.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Techlabs, Inc.

Date: June 8, 2006                      By: /s/ Jayme Dorrough
                                            ------------------
                                        Jayme Dorrough, President